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                                                                    Exhibit 10.3
                                                                    ------------

                     NEW ADMINISTRATIVE SERVICES AGREEMENT

     ADMINISTRATIVE SERVICES AGREEMENT made effective as of the 1st day of January, 2002, by and between HUMPHREY HOSPITALITY LIMITED PARTNERSHIP and E&P FINANCING LIMITED PARTNERSHIP (each, a "Partnership" and collectively, the "Partnerships"), HUMPHREY HOSPITALITY TRUST, INC. (the "Company") and HUMPHREY HOSPITALITY MANAGEMENT, INC., a Maryland corporation (the "Provider").

     1.   Administrative Services.  During the term of this Agreement, the
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Provider shall, on behalf of the Company and the Partnerships:  (i) provide accounting services, including the preparation and submittal of all reports required by the United States Securities and Exchange Commission and NASDAQ;
(ii) prepare and tally proxy statements; (iii) prepare the Company's monthly income statements; (iv) prepare and disclose all obligations, bills and checks of the Company; (v) provide administrative services, including preparing and announcing press releases and handling investor relation services, such as meetings with analysts and reporters; (vi) provide tax work papers and audit work papers to the preparer of the tax returns and financial audit; (vii) provide for the services of a portfolio manager to review hotel operations; provide short-term and long-term forecasts to determine which hotels should remain part of the Partnerships' portfolios and which hotels should be divested from the portfolios, including analysis of physical, operational, marketing and financial requirements necessary to maintain a hotel in the portfolio; and provide portfolio analysis for prospective hotel purchases to determine if prospective hotels should be added to one of the portfolios; (viii) provide investor relations services including the review and comment on the format of reports to be provided by the Company and the Partnerships to their investors; determine methods for providing efficient communications and favorable relationships among the Partnerships, the Company and their investors; and develop systems to provide useful, timely and appropriate information to the investors of the Company and the Partnerships and (ix) assist in providing information and making presentations to lenders (the foregoing being referred to herein as "Administrative Services").

     2.   Administrative Fee.  As a fee for the services described in Section 1
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hereof ("Administrative Fee"), the Company will pay the Provider a monthly fee, retroactive to November 1, 2001, in the amount of $70,833 payable by the tenth day of the month following the month in which the services are performed. The Company may discontinue the Administrative Services and terminate the Administrative Fee at any time upon at least 30 days notice to the Provider.

     3.   Construction Services.  During the term of this Agreement, at the
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direction of the Partnerships, the Provider will provide all services necessary for the planning, bidding, procurement, oversight and coordination of any development, construction, alteration, or capital improvement projects resulting in capitalized additions to fixed assets ("Construction Projects") undertaken with respect to the hotels owned by the Partnerships and managed by the Provider or its affiliates. Construction Projects may be carried out under the Partnership's supervision, without prejudice to the Provider's right to receive the Construction Management Fee hereunder.
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     4.   Construction Management Fee.  As a fee for the services described in
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Section 3 hereof (the "Construction Management Fee"), the Partnership which owns the hotel shall pay the Provider an amount equal to nine percent (9%) of the actual documented third party costs for the Construction Project which have been approved by the Partnership in writing in advance. The Construction Management Fee shall be payable upon receipt by the Partnership of satisfactory documentation as to the amount and timing of payments of the third party costs for the Construction Project. Notwithstanding the foregoing, pursuant to the Management Agreements between the Provider and its affiliate and subsidiaries of the Partnership, the Provider and its affiliate will make or cause to be made all repairs and maintenance items as shall be required in the normal and ordinary course of operation of the Hotel and as shall be required to comply with applicable law and franchisor standards, lender requirements and the requirements of any insurance policies, without payment of a Construction Management Fee hereunder. In addition, the Partnerships will reimburse the Provider for the actual documented salary, benefits and travel expenses of the Provider's employees directly related to providing the construction services described in Section 3 above but in no event to exceed $150,000 in any Fiscal Year (pro rated for any partial Fiscal Year). Notwithstanding the foregoing, the fees for the current ongoing Construction Projects described on Exhibit A hereto shall be as set forth in the Financial and Administrative Services Agreement dated as of January 1, 2001, as amended, by and between the Company, the Partnerships and the Provider.

     5.   Term.  The term of this Agreement shall commence on the date hereof
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and terminate on September 30, 2003.

     6.   Assignment.  The covenants and agreements contained herein shall be
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binding upon and inure to the benefit of the successors and assigns of the respective parties hereto. Neither party may assign this Agreement without the consent of the other party.

     7.   Severability.  Each provision of this Agreement shall be considered
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severable, and if for any reason any provision that is not essential to the effectuation of the basic purposes of the Agreement is determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those provisions of this Agreement that are valid.

     8.   Waivers.  The waiver of either party of any breach of this Agreement
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shall not operate or be construed to be a waiver of any subsequent breach.

     9.   Governing Law.  This Agreement shall be construed and enforced in
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accordance with the laws of the Commonwealth of Virginia, without regard to principles of conflicts of law.

     10.  Termination.  This Agreement shall terminate with respect to
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Construction Projects at any hotel owned by the Partnerships at such time as the
Management Agreement between the Provider and TRS Leasing, Inc. with respect to such hotel terminates or is terminated.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        PARTNERSHIPS:
                                        ------------

                                        HUMPHREY HOSPITALITY LIMITED
                                        PARTNERSHIP

                                        By: Humphrey Hospitality REIT Trust,
                                            General Partner

                                        By: /s/ George R. Whittemore
                                            ------------------------------------
                                        Name:    George R. Whittemore
                                              ----------------------------------
                                        Title:   President
                                               ---------------------------------


                                        E&P FINANCING LIMITED PARTNERSHIP

                                        By: E&P REIT Trust, General Partner


                                        By: /s/ George R. Whittemore
                                            ------------------------------------
                                        Name:  George R. Whittemore
                                        Title: President


                                        PROVIDER:
                                        --------

                                        HUMPHREY HOSPITALITY MANAGEMENT, INC.


                                        By: /s/ James I. Humphrey, Jr.
                                            ------------------------------------
                                        Name:   James I. Humphrey, Jr.
                                              ----------------------------------
                                        Title:    Chairman
                                               ---------------------------------


                                        COMPANY:
                                        -------

                                        HUMPHREY HOSPITALITY TRUST, INC.


                                        By: /s/ George R. Whittemore
                                            ------------------------------------
                                        Name:  George R. Whittemore
                                        Title: President

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